Exhibit 99.1

Filed by Mainland Resources, Inc.
Pursuant to Rule 425 of the Securities Act of 1933, as amended and deemed filed pursuant to
Rule 14a-12 of the Securities Exchange Act of 1934
Subject Company: American Exploration Corporation
Commission File Number: 000-52542

Mainland Resources, Inc. 21 Waterway Avenue, Suite 300 The Woodlands, Texas 77380 info@mainlandresources.com

NEWS RELEASE

MAINLAND RESOURCES AND AMERICAN EXPLORATION ACCELERATE MERGER

Houston, Texas - February 2, 2011- Mainland Resources, Inc. (the "Company" or "Mainland") (OTCQB: MNLU, Frankfurt: 5MN) provides an update on the Merger Agreement between Mainland and American Exploration:

Mainland and American are rapidly progressing the Merger Agreement previously entered into. The Merger Agreement contemplates a stock-for-stock merger between Mainland and American Exploration. The companies entered into an amending agreement, which has extended the Termination Date of the Merger Agreement to March 31, 2011. This will allow adequate time to complete all administrative and regulatory matters related to the merger process.

The companies have filed a draft S-4 prospectus pursuant to the merger for review by the SEC and will work to secure SEC acceptance of the S-4 in a timely manner.

Once the S-4 prospectus has been accepted by the SEC, it will be formally filed and respective shareholder meetings will be scheduled to formally vote on the merger.

As part of its working relationship with American Exploration, the Company has engaged Steven Harding to act as a consulting geologist on its Mississippi Buena Vista project.

Steven Harding has occupied a number of senior positions during the past 28 years within EnCana Corporation and its predecessor Alberta Energy, as well as Husky Energy. His experience includes acting as Vice President Northern Canada and Vice President Alaska/MacKenzie Delta at EnCana and Chief Geoscientist at Husky Energy.

Mr. Harding has extensive experience with oil and gas exploration and development within numerous geological basins, both within and outside of North America. Included in his accomplishments is developing the geological model which lead to the discovery of the giant White Rose field, offshore Newfoundland. The White Rose field is currently estimated to hold about 450 to 500 Million bbls of oil and 3 to 4 Tcf of gas. It is a major field currently producing at more than 100,000 bbls/day.

While at EnCana, Mr. Harding negotiated and secured the largest exploration position in the US and Canadian Arctic, leading to the discovery of the Umiak field and receiving an MMS corporate citizen award for outstanding cultural and environmental efforts in Alaska.

It is anticipated that upon acceptance of the Merger Agreement that Steve Harding will serve as a Director with the Company.

Company CEO Nick Atencio states, "The proposed merger is moving ahead as intended. We are fortunate to be able to enlist Steve Harding as part of the team developing our Mississippi interests. Once merged, the combined assets will place Mainland in an enviable position in this region."

About Mainland Resources, Inc.

Mainland Resources, Inc. is engaged in the exploration of oil and gas resources. The Company's current initiatives are focused on the acquisition and development of acreage in emerging and early developing oil and gas regions with the potential for material discoveries.

For information see: http://www.mainlandresources.com

Symbol:    MNLU - OTCQB, Symbol: 5MN; Frankfurt, WKN No.: A0ND6N

Contact:    Investor Relations (USA)
                 Toll-Free North America +1-877-662-3668

                 Investor Relations (Europe)
                 Tel. +49-69-7593-8408

SAFE HARBOR STATEMENT THIS NEWS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS", AS THAT TERM IS DEFINED IN SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STATEMENTS IN THIS NEWS RELEASE, WHICH ARE NOT PURELY HISTORICAL, ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.

FORWARD-LOOKING STATEMENTS ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS "ESTIMATE," "ANTICIPATE," "BELIEVE," "PLAN" OR "EXPECT" OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH OIL AND GAS PROPERTY EXPLORATION AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-K AND ITS QUARTERLY REPORTS ON FORM 10-Q, AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY'S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY'S EXPLORATION EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY'S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. EACH OF FINRA, THE SEC AND THE BRITISH COLUMBIA SECURITIES COMMISSION NEITHER APPROVES NOR DISAPPROVES OF THE CONTENTS OF THIS NEWS RELEASE. THIS NEWS RELEASE SHALL NOT

CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

THE COMPANY AND AMERICAN EXPLORATION CORPORATION INTEND TO FILE CERTAIN MATERIALS WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE PROPOSED MERGER TRANSACTION BETWEEN THE PARTIES ANNOUNCED ON MARCH 23, 2010, INCLUDING THE FILING BY THE COMPANY WITH THE SEC OF A REGISTRATION STATEMENT ON FORM S-4, WHICH WILL INCLUDE A PRELIMINARY PROSPECTUS AND RELATED MATERIALS TO REGISTER THE SECURITIES OF THE COMPANY TO BE ISSUED IN EXCHANGE FOR SECURITIES OF AMERICAN EXPLORATION. THE REGISTRATION STATEMENT WILL INCORPORATE A JOINT PROXY STATEMENT/ PROSPECTUS THAT THE COMPANY AND AMERICAN EXPLORATION PLAN TO FILE WITH THE SEC AND MAIL TO THEIR RESPECTIVE STOCKHOLDERS IN CONNECTION WITH OBTAINING STOCKHOLDER APPROVAL OF THE PROPOSED MERGER. THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, AMERICAN EXPLORATION, THE MERGER AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN THEY ARE AVAILABLE. INVESTORS AND SECURITY HOLDERS WILL BE ABLE TO OBTAIN FREE COPIES OF THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE, AND OTHER DOCUMENTS FILED WITH THE SEC BY THE COMPANY AND AMERICAN EXPLORATION, THROUGH THE WEB SITE MAINTAINED BY THE SEC AT WWW.SEC.GOV. THE COMPANY'S SECURITY HOLDERS WILL ALSO RECEIVE INFORMATION AT AN APPROPRIATE TIME ON HOW TO OBTAIN THESE DOCUMENTS FREE OF CHARGE FROM THE COMPANY. IN ANY EVENT, DOCUMENTS FILED BY THE COMPANY WITH THE SEC MAY BE OBTAINED FREE OF CHARGE BY CONTACTING THE COMPANY AT: MAINLAND RESOURCES, INC.; ATTENTION: MR. WILLIAM THOMAS, CFO; 21 WATERWAY AVENUE, SUITE 300, THE WOODLANDS, TEXAS 77380; FACSIMILE: (713) 583-1162.

EACH OF THE COMPANY AND AMERICAN EXPLORATION, AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS, ALSO MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM THEIR RESPECTIVE STOCKHOLDERS IN CONNECTION WITH THE TRANSACTION DESCRIBED HEREIN. INFORMATION REGARDING THE SPECIAL INTERESTS OF THESE DIRECTORS AND EXECUTIVE OFFICERS IN THE TRANSACTION DESCRIBED HEREIN WILL BE INCLUDED IN THE PROXY STATEMENT/PROSPECTUS DESCRIBED ABOVE.